Exhibit 99.1
2007 Financial Information Second Quarter

Earnings Release	Pages 1-4

Consolidated Financial Highlights	Page 5

Consolidated Balance Sheets	Page 6

Average Consolidated Balance Sheets	Page 7

Average Consolidated Balance Sheets	Page 8
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 9

Consolidated Statements of Income and Comprehensive Income	Page 10
(Linked Quarters)

Asset Quality Information	Page 11

Noninterest Income and Noninterest Expense Detail	Page 12

Allowance for Loan Losses — Net Charge-off Detail	Page 13

FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308
Investor Relations
Tom O’Malley
p.330-384-7109

For Release July 24, 2007, 7:30 a.m. EST
Analysts and Media: Thomas P. O’Malley
          (330) 384-7109
FirstMerit Reports 6 Percent Increase in Second Quarter 2007 Earnings Per Share of $0.37
AKRON, Ohio, — July 24, 2007 — FirstMerit Corporation (Nasdaq: FMER) today announced second quarter 2007 net income of $29.9 million, or $0.37 per diluted share. This compares with $27.7 million, or $0.35 per diluted share, for the prior-year quarter. Returns on average common equity (“ROE”) and average assets (“ROA”) for the second quarter 2007 were 13.75% and 1.16%, respectively, compared with 12.75% and 1.10% for the prior-year quarter.
For the first six months of 2007, the Company reported net income of $61.3 million, or $0.76 per diluted share, compared with $57.6 million, or $0.72 per diluted share, for the first six months of 2006. ROE and ROA were 14.32% and 1.20%, respectively, compared with 13.21% and 1.15% for the prior-year period.
“The improvements in loan portfolio management practices we have made over the past year has laid a solid foundation for growth and for building shareholder value,” said Paul G. Greig, Chairman and Chief Executive Officer of FirstMerit. “I am pleased to report that in the second quarter we saw solid, sequential commercial loan growth, as well as a quarter-to-quarter increase in net interest margin and continued tight expense control.”
“While incentives tied to credit quality improvement are embedded deeply throughout the organization, our bankers are competing for-and are being rewarded for-bringing in profitable and sound new business. Winning and deepening relationships in our markets are critical elements of our strategy to build a sustainable and consistent high-quality earnings stream for our shareholders.”
Net interest margin was 3.62% for the second quarter of 2007 compared with 3.58% for the first quarter of 2007 and 3.78% for the second quarter of 2006. The Company’s expanding net interest margin during the second quarter of 2007, compared with the first quarter of 2007, reflects increasing investment portfolio securities’ yields and declining funding costs. The decrease in net interest margin compared with the second quarter of 2006 reflected the shift in consumer preference for higher-costing term deposit products as well as increased deposit costs due to a higher interest rate environment.
Net interest income on a fully tax-equivalent (“FTE”) basis was $85.6 million in the second quarter of 2007 compared with $83.2 million in the first quarter of 2007 and $86.4 million in the second quarter of 2006. The increase in FTE net interest income compared with the first quarter of 2007 reflected net interest margin expansion and modest average earning asset growth of $48.4 million, or 0.51%. The decrease in FTE net interest income compared with the second quarter of 2006 resulted from net interest margin contraction, partly offset by an increase in average earning assets of $311.8 million, or 3.40%.
Average loans for the second quarter of 2007 increased $84.1 million, or 1.22%, compared with the first quarter of 2007. Average commercial loans grew $96.3 million, or 2.57%, during the period offsetting a $5.8 million, or 0.19%, decrease in the average consumer portfolio of loans and a $6.5 million, or 8.29%, decrease in average leases. Compared with the second quarter of 2006, average loans increased $272.2 million, or 4.04%, led by a $242.3 million, or 6.73%, increase in average commercial loans. Average investments for the second quarter of 2007 increased $10.5 million, or 0.43%, compared with the first quarter of 2007. Compared with the second quarter of 2006, average investments increased $47.8 million, or 2.00%. Average investments represent 23.64% of average assets for the second quarter of 2007, compared with 23.64% and 23.80% for the first quarter of 2007 and the second quarter of 2006, respectively.
Average deposits in the second quarter of 2007 were $7.5 billion, an increase of $33.2 million, or 0.44%, compared with the first quarter of 2007. The growth came solely from increased transaction account categories, namely in demand-non-interest bearing deposits which rose $19.4 million, or 1.4%, resulting in an increased core deposit mix. The increased composition of core deposits contributed to lower funding costs and an expanded net interest margin for the quarter. Compared with the second quarter of 2006, average deposits increased $89.2 million, or 1.20%. Average certificates and other time deposits increased $224.3 million, or 7.94%, reflecting consumer preference for higher-yielding term deposits.
Noninterest income net of securities transactions for the second quarter of 2007 was $48.9 million, compared with $48.9 million in the first quarter of 2007 which included net gains of $3.5 million from previously disclosed asset sales. Excluding loan sales and servicing income, which declined $3.5 million compared with the first quarter of 2007, all other fee income categories increased in the second quarter of 2007. The primary growth in fee income came from service charges on deposits, which increased $0.8 million, or 4.96%, compared with the first quarter of 2007 and credit card fees, which increased $0.6 million, or 5.52%.
Compared with the second quarter of 2006, noninterest income decreased $3.1 million, or 6.04%. The year-over-year quarterly comparison is impacted by $3.3 million in noninterest income reported in the second quarter of 2006 and identified by the Company as related to one-time events reported in loan sales and servicing income and bank owned life insurance. Noninterest income, net of securities gains, as a percentage of net revenue for the first quarter of 2007 was 36.37% compared with 37.00% for the first quarter of 2007 and 37.61% for the second quarter of 2006. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
For the second quarter of 2007, noninterest expense was $81.4 million, a decrease of $0.2 million, or 0.19%, from the first quarter of 2007 and a decrease of $3.8 million, or 4.51%, from the second quarter of 2006.

Mr.Greig added, “Our expense levels came in as expected this quarter and we will continue to scrutinize all categories within noninterest expense to achieve greater efficiencies in our operations.”
Net charge-offs totaled $7.6 million, or 0.43% of average portfolio loans, in the second quarter of 2007, $3.5 million, or 0.21% of average portfolio loans, in the first quarter of 2007 and $13.0 million, or 0.78% of average portfolio loans, in the second quarter of 2006.
Nonperforming assets totaled $37.0 million at June 30, 2007, compared with $32.7 million on March 31, 2007 and $58.8 million on June 30, 2006. Nonperforming assets at June 30, 2007 represented 0.52% of period-end loans plus other real estate, compared with 0.47% at March 31, 2007 and 0.86% at June 30, 2006.
The provision for loan losses was $10.0 million in the second quarter of 2007, compared with $4.2 million in the first quarter of 2007 and $13.2 million in the second quarter of 2006. The provision for loan losses exceeded net charge-offs by $2.4 million to support balance sheet growth in the second quarter of 2007.
The allowance for loan losses totaled $94.4 million at June 30, 2007, an increase of $2.4 million and $6.7 million from March 31, 2007 and June 30, 2006, respectively. At June 30, 2007, the allowance for loan losses was 1.34% of period-end loans compared with 1.32% at March 31, 2007 and 1.29% at June 30, 2006. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses as a percentage of period end loans was 1.43% at June 30, 2007, compared with 1.42% at March 31, 2007 and 1.37% at June 30, 2006. The allowance for credit losses to nonperforming loans was 315.56% at June 30, 2007 compared with 356.26% on March 31, 2007 and 186.19% on June 30, 2006.
FirstMerit’s total assets at June 30, 2007 were $10.4 billion, an increase of $82.0 million, or 0.79%, compared with March 31, 2007 and an increase of $174.3 million, or 1.70%, compared with June 30, 2006. The increase from March 31, 2007, was driven by commercial loan growth of $98.8 million, or 2.60%, offsetting a $6.5 million, or 0.21%, decrease in consumer loans and a $4.5 million, or 5.99%, decrease in the lease portfolio. Commercial loan growth of $239.2 million, or 6.54%, supported overall asset growth from June 30, 2006.
Total deposits were $7.5 billion at June 30, 2007, a decrease of $226.7 million, or 2.94%, from March 31, 2007, and an increase of $72.2 million, or 0.98%, from June 30, 2006. Core deposits, which exclude all time deposits, totaled $4.4 billion at June 30, 2007, a decrease of $133.1 million, or 2.91%, from March 31, 2007 and a decrease of $126.9 million, or 2.78%, from June 30, 2006.
Shareholders’ equity was $862.3 million at June 30, 2007 and the Company’s capital position remains strong as tangible equity to assets was 7.00%. The common dividend per share paid in the second quarter 2007 was $0.29.

Second Quarter 2007 Conference Call
FirstMerit’s senior management will host an earnings conference call on July 24, 2007, at 2:00 p.m. Eastern time to provide an overview of second quarter results and highlights. To participate in the conference call, please dial 866-425-6191 ten minutes before start time and provide the reservation number: 9031144. A replay of the conference call will be available at approximately 4:30 p.m., on July 24, 2007 through July 31, 2007, by dialing 877-519-4471, and entering the PIN: 9031144.
About FirstMerit
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.4 billion as of June 30, 2007 and 160 banking offices and 176 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward-Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES Consolidated Financial Highlights (Unaudited) (Dollars in thousands)

	Quarters
	2007	2007	2006	2006	2006
EARNINGS	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Net interest income FTE (a)	$85,593	$83,218	$84,502	$85,850	$86,377
Provision for loan losses	9,967	4,210	44,235	12,612	13,159
Other income	48,930	48,876	48,332	49,341	52,078
Other expenses	81,375	81,526	83,987	76,983	85,218
FTE adjustment (a)	1,368	1,212	919	763	647
Net income	29,885	31,421	6,117	31,204	27,661
Diluted EPS	0.37	0.39	0.07	0.39	0.35

PERFORMANCE RATIOS
Return on average assets (ROA)	1.16%	1.24%	0.24%	1.22%	1.10%
Return on average common equity (ROE)	13.75%	14.91%	2.66%	13.93%	12.75%
Net interest margin FTE (a)	3.62%	3.58%	3.58%	3.68%	3.78%
Efficiency ratio	60.33%	61.55%	63.06%	56.78%	61.39%
Number of full-time equivalent employees	2,725	2,751	2,755	2,769	2,986

MARKET DATA
Book value/common share	$10.71	$10.78	$10.56	$11.28	$10.88
Period-end common share mkt value	20.93	21.11	24.14	23.17	20.94
Market as a % of book	195%	196%	229%	205%	193%
Cash dividends/common share	$0.29	$0.29	$0.29	$0.29	$0.28
Common stock dividend payout ratio	78.38%	74.36%	414.29%	74.36%	80.00%
Average basic common shares	80,426	80,113	80,091	80,066	79,983
Average diluted common shares	80,570	80,298	80,316	80,262	80,203
Period end common shares	80,477	80,112	80,101	80,072	80,058
Common shares repurchased	36,159	27,011	15,876	0	1,329
Common stock market capitalization	$1,684,384	$1,691,164	$1,933,638	$1,855,268	$1,676,415

ASSET QUALITY
Gross charge-offs	$10,609	$9,424	$22,323	$15,453	$18,038
Net charge-offs	7,580	3,507	18,559	11,584	13,021
Allowance for loan losses	94,432	92,045	91,342	88,755	87,727
Reserve for unfunded lending commitments	6,553	6,746	6,294	6,307	5,716
Nonperforming assets (NPAs)	37,038	32,664	64,177	72,464	58,786
Net charge-offs/average loans ratio	0.43%	0.21%	1.06%	0.67%	0.78%
Net charge-offs and allowance related to loans held for sale/average loans ratio	0.43%	0.21%	1.40%	0.67%	0.78%
Allowance for loan losses/period-end loans	1.34%	1.32%	1.33%	1.28%	1.29%
Allowance for credit losses/period-end loans	1.43%	1.42%	1.42%	1.37%	1.37%
NPAs/loans and other real estate	0.52%	0.47%	0.93%	1.05%	0.86%
Allowance for loan losses/nonperforming loans	295.08%	331.93%	168.03%	143.73%	174.80%
Allowance for credit losses/nonperforming loans	315.56%	356.26%	179.60%	153.94%	186.19%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.00%	7.07%	6.96%	7.55%	7.20%
Average equity to assets	8.45%	8.32%	8.91%	8.77%	8.66%
Average equity to loans	12.45%	12.35%	13.17%	12.99%	12.93%
Average loans to deposits	93.18%	92.47%	92.97%	93.05%	90.63%

AVERAGE BALANCES
Assets	$10,319,454	$10,276,241	$10,227,154	$10,138,856	$10,051,623
Deposits	7,515,205	7,481,969	7,440,331	7,355,877	7,426,029
Loans	7,002,750	6,918,636	6,917,572	6,844,593	6,730,531
Earning assets	9,485,819	9,437,418	9,374,223	9,249,769	9,174,008
Shareholders’ equity	871,554	854,713	911,348	888,841	870,234

ENDING BALANCES
Assets	$10,429,099	$10,347,121	$10,252,572	$10,217,968	$10,254,773
Deposits	7,474,466	7,701,202	7,498,921	7,389,633	7,402,239
Loans	7,052,390	6,951,631	6,878,873	6,917,347	6,804,769
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	2,422	2,644	2,865	3,088	3,311
Earning assets	9,545,752	9,447,346	9,382,033	9,344,841	9,315,062
Total shareholders’ equity	862,265	863,641	846,111	903,383	870,698

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited, except December 31, 2006, which is derived from the audited financial statements)

	June 30,	December 31,	June 30,
	2007	2006	2006

ASSETS
Cash and due from banks	$210,722	$200,204	$228,690
Investment securities (at fair value) and federal funds sold	2,442,906	2,407,888	2,461,086
Loans held for sale	50,456	95,272	49,207
Loans:
Commercial loans	3,898,943	3,694,121	3,659,687
Mortgage loans	586,612	608,008	618,560
Installment loans	1,641,790	1,619,747	1,561,757
Home equity loans	712,021	731,473	763,585
Credit card loans	141,162	147,553	136,966
Leases	71,862	77,971	64,214

Total loans	7,052,390	6,878,873	6,804,769
Less allowance for loan losses	(94,432)	(91,342)	(87,727)

Net loans	6,957,958	6,787,531	6,717,042
Premises and equipment, net	118,294	122,954	119,233
Goodwill	139,245	139,245	139,245
Intangible assets	2,422	2,865	3,311
Accrued interest receivable and other assets	507,096	496,613	536,959

Total assets	$10,429,099	$10,252,572	$10,254,773

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand-non-interest bearing	$1,424,892	$1,455,097	$1,466,628
Demand-interest bearing	755,931	799,571	842,354
Savings and money market accounts	2,262,828	2,267,686	2,261,557
Certificates and other time deposits	3,030,815	2,976,567	2,831,700

Total deposits	7,474,466	7,498,921	7,402,239

Securities sold under agreements to repurchase	1,302,175	1,261,821	1,156,346
Wholesale borrowings	578,659	464,227	658,720
Accrued taxes, expenses, and other liabilities	211,534	181,492	166,770

Total liabilities	9,566,834	9,406,461	9,384,075

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value:
authorized 300,000,000 shares; issued 92,026,350 at June 30, 2007, December 31, 2006 and June 30, 2006	127,937	127,937	127,937
Capital surplus	100,700	106,916	105,397
Accumulated other comprehensive loss	(82,073)	(79,508)	(62,013)
Retained earnings	1,012,699	998,079	1,007,346
Treasury stock, at cost, 11,548,911, 11,925,803 and 11,968,035 shares at June 30, 2007, December 31, 2006 and June 30, 2006, respectively	(296,998)	(307,313)	(307,969)

Total shareholders’ equity	862,265	846,111	870,698

Total liabilities and shareholders’ equity	$10,429,099	$10,252,572	$10,254,773

FIRSTMERIT CORPORATION AND SUBSIDIARIES AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited) (Dollars in thousands)

	Quarterly Periods
	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006

ASSETS
Cash and due from banks	$177,524	$179,566	$175,735	$185,628	$188,915
Investment securities/fed funds sold	2,440,015	2,429,539	2,410,879	2,360,494	2,392,208
Loans held for sale	43,054	89,243	45,772	44,682	51,269
Loans:
Commercial loans	3,845,395	3,749,067	3,730,110	3,674,988	3,603,083
Mortgage loans	596,758	607,602	614,204	619,542	626,476
Installment loans	1,636,669	1,622,324	1,625,962	1,592,917	1,526,094
Home equity loans	711,113	717,806	738,630	755,044	772,196
Credit card loans	141,294	143,853	144,351	139,117	137,545
Leases	71,521	77,984	64,315	62,985	65,137

Total loans	7,002,750	6,918,636	6,917,572	6,844,593	6,730,531
Less allowance for loan losses	92,298	91,256	88,175	87,127	86,583

Net loans	6,910,452	6,827,380	6,829,397	6,757,466	6,643,948

Total earning assets	9,485,819	9,437,418	9,374,223	9,249,769	9,174,008

Premises and equipment, net	119,818	121,988	121,956	120,088	119,666
Accrued interest receivable and other assets	628,591	628,525	643,415	670,498	655,617

TOTAL ASSETS	$10,319,454	$10,276,241	$10,227,154	$10,138,856	$10,051,623

LIABILITIES
Deposits:
Demand-non-interest bearing	$1,408,827	$1,389,455	$1,413,682	$1,407,653	$1,455,229
Demand-interest bearing	763,907	756,678	767,430	794,886	865,563
Savings and money market accounts	2,293,567	2,284,549	2,267,268	2,246,386	2,280,657
Certificates and other time deposits	3,048,904	3,051,287	2,991,951	2,906,952	2,824,580

Total deposits	7,515,205	7,481,969	7,440,331	7,355,877	7,426,029

Securities sold under agreements to repurchase	1,458,982	1,352,961	1,269,873	1,357,746	1,212,470
Wholesale borrowings	280,914	399,638	446,950	367,640	371,309

Total funds	9,255,101	9,234,568	9,157,154	9,081,263	9,009,808
Accrued taxes, expenses and other liabilities	192,799	186,960	158,652	168,752	171,581

Total liabilities	9,447,900	9,421,528	9,315,806	9,250,015	9,181,389

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	102,355	107,178	106,339	105,587	104,477
Accumulated other comprehensive (loss) income	(72,170)	(76,926)	(36,045)	(52,601)	(54,132)
Retained earnings	1,012,675	1,003,605	1,020,518	1,015,749	1,001,647
Treasury stock	(299,243)	(307,081)	(307,401)	(307,831)	(309,695)

Total shareholders’ equity	871,554	854,713	911,348	888,841	870,234

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,319,454	$10,276,241	$10,227,154	$10,138,856	$10,051,623

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited) Fully-tax Equivalent Interest Rates and Interest Differential

FIRSTMERIT CORPORATION AND SUBSIDIARIES
(Dollars in thousands)

	Three months ended			Year ended			Three months ended
	June 30, 2007			December 31, 2006			June 30, 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$177,524			$186,029			$188,915
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	1,936,833	20,359	4.22%	2,050,736	81,207	3.96%	2,054,338	20,102	3.92%
Obligations of states and political subdivisions (tax exempt)	256,153	3,883	6.08%	114,548	7,390	6.45%	88,144	1,490	6.78%
Other securities and federal funds sold	247,029	4,477	7.27%	250,221	15,264	6.10%	249,726	3,823	6.14%

Total investment securities and federal funds sold	2,440,015	28,719	4.72%	2,415,505	103,861	4.30%	2,392,208	25,415	4.26%

Loans held for sale	43,054	739	6.88%	47,449	3,153	6.65%	51,269	512	4.01%
Loans	7,002,750	131,369	7.52%	6,798,338	499,746	7.35%	6,730,531	122,990	7.33%

Total earning assets	9,485,819	160,827	6.80%	9,261,292	606,760	6.55%	9,174,008	148,917	6.51%

Allowance for loan losses	(92,298)			(88,020)			(86,583)
Other assets	748,409			770,714			775,283

Total assets	$10,319,454			$10,130,015			$10,051,623

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,408,827	—	—	$1,434,539	—	—	$1,455,229	—	—
Demand — interest bearing	763,907	1,876	0.99%	818,735	9,217	1.13%	865,563	2,583	1.20%
Savings and money market accounts	2,293,567	13,992	2.45%	2,271,654	50,083	2.20%	2,280,657	12,079	2.12%
Certificates and other time deposits	3,048,904	36,725	4.83%	2,859,218	123,877	4.33%	2,824,580	29,326	4.16%

Total deposits	7,515,205	52,593	2.81%	7,384,146	183,177	2.48%	7,426,029	43,988	2.38%

Securities sold under agreements to repurchase	1,458,982	18,005	4.95%	1,283,951	56,151	4.37%	1,212,470	12,957	4.29%
Wholesale borrowings	280,914	4,636	6.62%	404,723	24,140	5.96%	371,309	5,595	6.04%

Total interest bearing liabilities	7,846,274	75,234	3.85%	7,638,281	263,468	3.45%	7,554,579	62,540	3.32%

Other liabilities	192,799			167,266			171,581

Shareholders’ equity	871,554			889,929			870,234

Total liabilities and shareholders’ equity	$10,319,454			$10,130,015			$10,051,623

Net yield on earning assets	$9,485,819	85,593	3.62%	$9,261,292	343,292	3.71%	$9,174,008	86,377	3.78%

Interest rate spread			2.95%			3.10%			3.19%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis. Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands except per share data)

	Quarters ended		Six months ended
	June 30,		June 30,
	2007	2006	2007	2006
Interest income:
Interest and fees on loans, including held for sale	$132,076	$123,450	$262,165	$241,190
Interest and dividends on investment securities and federal funds sold	27,383	24,820	54,229	50,152

Total interest income	159,459	148,270	316,394	291,342

Interest expense:
Interest on deposits:
Demand-interest bearing	1,876	2,583	3,795	4,945
Savings and money market accounts	13,992	12,079	27,998	22,827
Certificates and other time deposits	36,725	29,326	72,805	55,427
Interest on securities sold under agreements to repurchase	18,005	12,957	34,790	24,880
Interest on wholesale borrowings	4,636	5,595	10,775	11,560

Total interest expense	75,234	62,540	150,163	119,639

Net interest income	84,225	85,730	166,231	171,703
Provision for loan losses	9,967	13,159	14,177	19,265

Net interest income after provision for loan losses	74,258	72,571	152,054	152,438

Other income:
Trust department income	6,096	5,744	11,692	11,138
Service charges on deposits	17,055	18,010	33,304	34,076
Credit card fees	11,712	11,478	22,811	22,149
ATM and other service fees	3,189	3,273	6,260	6,381
Bank owned life insurance income	3,290	5,310	6,458	8,296
Investment services and insurance	2,660	2,581	5,113	5,178
Investment securities gains, net	1	4	1	20
Loan sales and servicing income	1,911	2,833	7,349	4,278
Other operating income	3,016	2,845	4,818	5,959

Total other income	48,930	52,078	97,806	97,475

Other expenses:
Salaries, wages, pension and employee benefits	43,538	46,721	86,038	89,752
Net occupancy expense	6,521	6,120	13,207	12,669
Equipment expense	2,851	2,914	5,935	5,872
Stationery, supplies and postage	2,252	2,403	4,585	4,856
Bankcard, loan processing and other costs	7,607	7,417	15,077	13,244
Professional services	4,525	3,738	9,354	6,501
Amortization of intangibles	222	222	445	445
Other operating expense	13,859	15,683	28,260	33,778

Total other expenses	81,375	85,218	162,901	167,117

Income before federal income tax expense	41,813	39,431	86,959	82,796
Federal income tax expense	11,928	11,770	25,653	25,171

Net income	$29,885	$27,661	$61,306	$57,625

Other comprehensive income (loss), net of taxes
Unrealized securities’ holding gain (loss), net of taxes	$(13,051)	$(8,652)	$(4,938)	$(18,400)
Unrealized hedging gain (loss), net of taxes	561	37	628	(750)
Minimum pension liability adjustment, net of taxes	1,746	—	1,746	—
Less: reclassification adjustment for securities’ gains losses realized in net income, net of taxes	1	3	1	13

Total other comprehensive income (loss), net of taxes	(10,745)	(8,618)	(2,565)	(19,163)

Comprehensive income	$19,140	$19,043	$58,741	$38,462

Net income applicable to common shares	$29,885	$27,661	$61,306	$57,625

Net income used in diluted EPS calculation	$29,889	$27,666	$61,314	$57,635

Weighted average number of common shares outstanding — basic	80,426	79,983	80,270	80,177

Weighted average number of common shares outstanding — diluted	80,570	80,203	80,433	80,420

Basic earnings per share	$0.37	$0.35	$0.76	$0.72

Diluted earnings per share	$0.37	$0.35	$0.76	$0.72

Dividend per share	$0.29	$0.28	$0.58	$0.56

FIRSTMERIT CORPORATION AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS (Unaudited) (Dollars in thousands, except share data)

	Quarterly Results
	2007	2007	2006	2006	2006
	2nd Q	1st Q	4th Q	3rd Q	2nd Q

Interest and fees on loans, including held for sale	$132,076	$130,089	$131,683	$129,890	$123,450
Interest and dividends — securities and federal funds sold	27,383	26,846	25,795	25,131	24,820

Total interest income	159,459	156,935	157,478	155,021	148,270

Interest on deposits:
Demand—interest bearing	1,876	1,919	2,031	2,241	2,583
Savings and money market accounts	13,992	14,006	14,068	13,188	12,079
Certificates and other time deposits	36,725	36,080	35,569	32,881	29,326
Securities sold under agreements to repurchase	18,005	16,785	15,393	15,878	12,957
Wholesale borrowings	4,636	6,139	6,834	5,746	5,595

Total interest expense	75,234	74,929	73,895	69,934	62,540

Net interest income	84,225	82,006	83,583	85,087	85,730
Provision for loan losses	9,967	4,210	44,235	12,612	13,159

Net interest income after provision for loan losses	74,258	77,796	39,348	72,475	72,571

Other income:
Trust department income	6,096	5,596	5,794	5,721	5,744
Service charges on deposits	17,055	16,249	18,198	19,250	18,010
Credit card fees	11,712	11,099	11,325	11,251	11,478
ATM and other service fees	3,189	3,071	3,135	3,301	3,273
Bank owned life insurance income	3,290	3,168	3,001	3,042	5,310
Investment services and insurance	2,660	2,453	2,011	2,631	2,581
Investment securities gains (losses), net	1	—	—	2	4
Loan sales and servicing income	1,911	5,438	1,504	1,731	2,833
Other operating income	3,016	1,802	3,364	2,412	2,845

Total other income	48,930	48,876	48,332	49,341	52,078

Other expenses:
Salaries, wages, pension and employee benefits	43,538	42,500	43,700	43,248	46,721
Net occupancy expense	6,521	6,686	6,143	6,002	6,120
Equipment expense	2,851	3,084	3,030	3,097	2,914
Stationery, supplies and postage	2,252	2,333	2,633	2,423	2,403
Bankcard, loan processing and other costs	7,607	7,470	7,508	7,459	7,417
Professional services	4,525	4,829	5,000	5,470	3,738
Amortization of intangibles	222	223	222	222	222
Other operating expense	13,859	14,401	15,751	9,062	15,683

Total other expenses	81,375	81,526	83,987	76,983	85,218

Income before income tax expense	41,813	45,146	3,693	44,833	39,431
Federal income taxes	11,928	13,725	(2,424)	13,629	11,770

Net income	$29,885	$31,421	$6,117	$31,204	$27,661

Other comprehensive income (loss), net of taxes	(10,745)	8,180	(41,365)	23,870	(8,618)

Comprehensive income	$19,140	$39,601	$(35,248)	$55,074	$19,043

Net income applicable to common shares	29,885	31,421	6,117	31,204	27,661

Adjusted net income used in diluted EPS calculation	29,889	31,425	6,121	31,209	27,666

Weighted—average common shares — basic	80,426	80,113	80,091	80,066	79,983

Weighted—average common shares — diluted	80,570	80,298	80,316	80,262	80,203

Basic net income per share	$0.37	$0.39	$0.07	$0.39	$0.35

Diluted net income per share	$0.37	$0.39	$0.07	$0.39	$0.35

FIRSTMERIT CORPORATION AND SUBSIDIARIES ASSET QUALITY INFORMATION
(Unaudited, except December 31, 2006 annual period which is derived from the audited financial statements) (Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	30-Jun	31-Mar	31-Dec	Sep 30	June 30	Dec 31
Allowance for Credit Losses	2007	2007	2006	2006	2006	2006

Allowance for loan losses, beginning of period	$92,045	$91,342	$88,755	$87,727	$87,589	$90,661
Allowance related to loans held for sale	—	—	(23,089)	—	—	(23,089)
Provision for loan losses	9,967	4,210	44,235	12,612	13,159	76,112
Charge—offs	10,609	9,424	22,323	15,453	18,038	70,728
Recoveries	3,029	5,917	3,764	3,869	5,017	18,386

Net charge—offs	7,580	3,507	18,559	11,584	13,021	52,342

Allowance for loan losses, end of period	$94,432	$92,045	$91,342	$88,755	$87,727	$91,342

Reserve for unfunded lending commitments, beginning of period	$6,746	$6,294	$6,307	$5,716	$5,853	$6,072
Provision for credit losses	(193)	452	(13)	591	(137)	222

Reserve for unfunded lending commitments, end of period	$6,553	$6,746	$6,294	$6,307	$5,716	$6,294

Allowance for Credit Losses	$100,985	$98,791	$97,636	$95,062	$93,443	$97,636

Ratios

Provision for loan losses as a % of average loans	0.57%	0.25%	2.54%	0.73%	0.78%	1.12%
Provision for credit losses as a % of average loans	-0.01%	0.03%	0.00%	0.03%	-0.01%	0.00%
Net charge—offs as a % of average loans	0.43%	0.21%	1.06%	0.67%	0.78%	0.77%
Net charge—offs and allowance related to loans held for sale as a % of average loans	0.43%	0.21%	1.40%	0.67%	0.78%	1.11%
Allowance for loan losses as a % of period—end loans	1.34%	1.32%	1.33%	1.28%	1.29%	1.33%
Allowance for credit losses as a % of period—end loans	1.43%	1.42%	1.42%	1.37%	1.37%	1.42%
Allowance for loan losses as a % of nonperforming loans	295.08%	331.93%	168.03%	143.73%	174.80%	168.03%
Allowance for credit losses as a % of nonperforming loans	315.56%	356.26%	179.60%	153.94%	186.19%	179.60%

Asset Quality

Impaired loans:
Nonaccrual	$20,877	$17,049	$45,045	$52,621	$41,927	$45,045
Other nonperforming loans:
Nonaccrual	11,125	10,681	9,317	9,132	8,261	9,317

Total nonperforming loans	32,002	27,730	54,362	61,753	50,188	54,362

Other real estate (“ORE”)	5,036	4,934	9,815	10,711	8,598	9,815

Total nonperforming assets (“NPAs”)	$37,038	$32,664	$64,177	$72,464	$58,786	$64,177

NPAs as % of period—end loans + ORE	0.52%	0.47%	0.93%	1.05%	0.86%	0.93%

Past due 90 days or more & accruing interest	$10,536	$15,209	$16,860	$15,311	$16,483	$16,860

FIRSTMERIT CORPORATION NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL (Unaudited) (Dollars in thousands)

	2007	2007	2006	2006	2006
QUARTERLY OTHER INCOME DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Trust department income	$6,096	$5,596	$5,794	$5,721	$5,744
Service charges on deposits	17,055	16,249	18,198	19,250	18,010
Credit card fees	11,712	11,099	11,325	11,251	11,478
ATM and other service fees	3,189	3,071	3,135	3,301	3,273
Bank owned life insurance income	3,290	3,168	3,001	3,042	5,310
Investment services and insurance	2,660	2,453	2,011	2,631	2,581
Investment securities gains (losses), net	1	—	—	2	4
Loan sales and servicing income	1,911	5,438	1,504	1,731	2,833
Other operating income	3,016	1,802	3,364	2,412	2,845

Total Other Income	$48,930	$48,876	$48,332	$49,341	$52,078

	2007	2007	2006	2006	2006
QUARTERLY OTHER EXPENSES DETAIL	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Salaries, wages, pension and employee benefits	$43,538	$42,500	$43,700	$43,248	$46,721
Net occupancy expense	6,521	6,686	6,143	6,002	6,120
Equipment expense	2,851	3,084	3,030	3,097	2,914
Taxes, other than federal income taxes	1,655	1,662	1,753	(7,703)	1,802
Stationery, supplies and postage	2,252	2,333	2,633	2,423	2,403
Bankcard, loan processing and other costs	7,607	7,470	7,508	7,459	7,417
Advertising	1,260	1,420	798	1,152	2,369
Professional services	4,525	4,829	5,000	5,470	3,738
Telephone	1,094	1,120	1,362	1,138	1,094
Amortization of intangibles	222	223	222	222	222
Other operating expense	9,850	10,199	11,838	14,475	10,418

Total Other Expenses	$81,375	$81,526	$83,987	$76,983	$85,218

FIRSTMERIT CORPORATION AND SUBSIDIARIES ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail (Unaudited) (Dollars in thousands)

	Quarters ended		Six months ended
	June 30,		June 30,
	2007	2006	2007	2006

Allowance for loan losses — beginning of period	$92,045	$87,589	$91,342	$90,661
Loans charged off:
Commercial	1,212	10,086	1,660	16,152
Mortgage	1,568	325	2,558	698
Installment	4,321	4,524	9,067	10,554
Home equity	1,478	1,146	2,298	1,766
Credit cards	2,025	1,951	4,424	3,725
Leases	5	6	26	57

Total	10,609	18,038	20,033	32,952

Recoveries:
Commercial	11	945	2,889	2,382
Mortgage	—	30	8	86
Installment	2,092	2,965	4,206	6,111
Home equity	307	307	564	685
Credit cards	474	585	948	1,034
Manufactured housing	96	84	170	185
Leases	49	101	161	270

Total	3,029	5,017	8,946	10,753

Net charge-offs	7,580	13,021	11,087	22,199
Provision for loan losses	9,967	13,159	14,177	19,265
Allowance related to loans held for sale	—	—	—	—

Allowance for loan losses — end of period	$94,432	$87,727	$94,432	$87,727

Average loans outstanding	$7,002,750	$6,730,531	$6,961,099	$6,714,222

Ratio to average loans:
(Annualized) net charge-offs	0.43%	0.78%	0.32%	0.67%

(Annualized) net charge-offs and allowance related to loans held for sale	0.43%	0.78%	0.32%	0.67%

Provision for loan losses	0.57%	0.78%	0.41%	0.58%

Loans outstanding — period-end	$7,052,390	$6,804,769	$7,052,390	$6,804,769

Allowance for credit losses:	100,985	93,443	100,985	93,443

As a multiple of (annualized) net charge-offs	3.32	1.79	4.52	2.09

As a multiple of (annualized) net charge-offs and allowance related to loans held for sale	3.32	1.79	4.52	2.09

Allowance for loan losses:
As a percent of period-end loans outstanding	1.34%	1.29%	1.34%	1.29%

As a multiple of (annualized) net charge-offs	3.11	1.68	4.22	1.96

As a multiple of (annualized) net charge-offs and allowance related to loans held for sale	3.11	1.68	4.22	1.96